UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-05689

Deutsche Multi-Market Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	11/30/2016

ITEM 1.	REPORT TO STOCKHOLDERS

November 30, 2016

Annual Report
to Shareholders

Deutsche Multi-Market Income Trust

Ticker Symbol: KMM

Contents

3 Portfolio Management Review

10 Performance Summary

11 Important Notice

12 Investment Portfolio

34 Statement of Assets and Liabilities

36 Statement of Operations

37 Statement of Cash Flows

39 Statements of Changes in Net Assets

40 Financial Highlights

41 Notes to Financial Statements

54 Report of Independent Registered Public Accounting Firm

55 Tax Information

56 Shareholder Meeting Results

58 Dividend Reinvestment and Cash Purchase Plan

61 Advisory Agreement Board Considerations and Fee Evaluation

65 Board Members and Officers

70 Additional Information

The fund's investment objective is to provide high current income consistent with prudent total return asset management.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Leverage results in additional risks and can magnify the effect of any gains or losses. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when sold. Current performance may differ from performance data shown. Please visit deutschefunds.com for the fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Please refer to pages 10 through 11 for more complete performance information.

On July 13, 2016, the Board of Trustees approved the termination of the Fund, pursuant to which the Fund will make a liquidating distribution to shareholders no later than December 31, 2018.

Investment Process

The fund’s investment objective is to provide high current income consistent with prudent total-return asset management. The fund seeks to achieve its objective by investing its assets in a broad range of income-producing securities, such as U.S. corporate fixed-income securities and debt obligations of foreign governments, their agencies and instrumentalities, either of which may be denominated in foreign currencies, debt obligations of the U.S. government, and its agencies and instrumentalities and other income-producing securities, including securities which may be denominated in foreign currencies, any of which securities may or may not be rated.

Deutsche Multi-Market Income Trust returned 8.54% based on net asset value (NAV) for the one-year period ended November 30, 2016. The fund’s return based on the market price of its shares quoted on the New York Stock Exchange was 21.71%. The fund began the period trading at a 17.02% discount to net asset value, and it finished at a 6.96% discount. The fund’s peer group averaged a 11.7% discount at the beginning of the period, and it finished at a 8.7% discount.

High-yield bonds, as measured by the unmanaged, unleveraged BofA Merrill Lynch US High Yield Master II Constrained Index, returned 12.25%. Emerging-markets bonds, as gauged by the unmanaged, unleveraged JPMorgan EMBI Global Diversified Index, returned 7.19%.

The fund maintained a leveraged position, meaning that it borrowed money as permitted under its investment policies and the Investment Company Act of 1940. The portfolio was approximately 26% leveraged at the close of the period, meaning the fund borrowed $73 million. In employing leverage, the fund uses a secured line of credit and then invests the proceeds. Leverage results in additional risks and can magnify the effect of any gains or losses.

"The fund delivered strong absolute returns due to its emphasis on the credit sectors, but it lost some relative performance from its underweight positions in lower-quality securities."

Domestic high-yield bonds produced significant gains in the past 12 months, with the strongest returns concentrated in the interval from March through August. In the initial months of the reporting period, the market lost ground due to the substantial downturn in energy and commodity prices, along with concerns about a potential global economic slowdown caused by weakening growth in China. In mid-February, these worries subsided and commodities experienced a sizable rebound. In addition, the accommodative monetary policies adopted by global central banks prompted investors to search for yield in riskier assets. Together, these positive shifts sparked a strong recovery in high yield and fueled a sharp decline in yield spreads. While the asset class gave up some ground in November as investors recalibrated their expectations for U.S. Federal Reserve Board (the Fed) policy in the wake of Donald Trump’s election, it nonetheless finished with a double-digit return on the strength of its earlier gains. CCC-rated issues outpaced the broader market for the full year, followed by Bs and BBs, respectively. The rally in commodity prices provided a substantial tailwind to CCCs due to the larger representation of energy and commodity-related issues in the credit tier.

Senior loans also posted healthy returns in the period, reflecting the hearty investor demand for higher-yielding securities from mid-February onward. While the asset class finished with a solid gain, it trailed high yield. Investors generally favored riskier securities in the past year, which worked against senior loans given that they are higher in the corporate capital structure. In addition, loans’ performance was depressed somewhat by above-average new issue supply.

As was the case with other higher-risk fixed-income asset classes, emerging-markets debt was supported by increasing commodity prices and investors’ appetite for higher-yielding assets. The emerging markets were further aided by the improvement in global economic conditions and encouraging political developments in select countries.

Performance Attribution

The fund delivered strong absolute returns due to its emphasis on the credit sectors, but it lost some relative performance from its underweight positions in lower-quality securities. In U.S. high yield, for instance, the fund held below-benchmark weightings in the energy sector and in lower-quality bonds rated CCC and below. We took a similarly risk-conscious approach in the emerging markets by tilting the portfolio toward more stable countries over those, such as Venezuela, that featured above-average risk. While this strategy detracted somewhat in the short term, we saw it as the most prudent approach at a time of elevated volatility and the presence of multiple risk factors.

The fund’s allocation to senior loans had an adverse impact on relative performance, as well. However, we added value via our weighting in emerging-markets corporate bonds, which outpaced sovereign debt by a healthy margin.

Among individual securities, the metals and mining company Teck Resources Ltd. was a leading contributor to fund performance. The company’s bonds were supported by the recovery in commodity prices, combined with its actions to reduce debt. The fund’s position in the oil and gas producer Continental Resources, Inc. also gained ground, as rising oil prices led to an improving investor sentiment regarding the long-term viability of lower-rated energy companies. Additionally, the bonds of KazAgro National Management Holding JSC, an agricultural holding company owned by Kazakhstan’s government, performed well thanks to accelerating gross domestic product growth and improving perceptions of the country’s sovereign risk.

While the portfolio was overweight in the energy exploration and production (E&P) subsector, our holdings in this area were largely focused on higher-quality issues. The portfolio’s corresponding underweight in lower-quality E&P issuers, such as Whiting Petroleum Corp., hurt returns as the strong recovery in oil pushed the price of many of these bonds — which had previously traded at a substantial discount — significantly higher. The hospital operator Community Health Systems, Inc., which reported weaker operating results and difficulty in divesting underperforming assets, was an additional detractor.

Outlook and Positioning

We see a number of reasons for continued optimism regarding the U.S. high-yield market. The use of new-issue proceeds was dominated by refinancing during the past year, which substantially reduced concerns about near-term maturities for high-yield issuers and contributed to decreasing default expectations. In addition, forecasts for modest global growth can support commodity prices and drive a search for yield that helps risk assets. We also believe the incoming administration may enact pro-growth economic policies, including lower corporate tax rates, reduced regulation and increased infrastructure spending, which we believe would support yield spreads at their current levels. Although it appears the Fed is likely to begin tightening policy, we also think that well-communicated, measured and data-driven Fed rate moves can provide a favorable backdrop for high yield when accompanied by accelerating growth.

Possible disruptions to this favorable outlook include more aggressive Fed actions, additional volatility in U.S. Treasuries and lingering geopolitical/macroeconomic issues, including the implementation of the United Kingdom’s decision to exit the European Union ("Brexit").

We retain a positive view on single-B-rated issues, which we believe offer the best risk-adjusted return potential in the U.S. high-yield market. The fund is underweight BBs, and we remain on the lookout for credits to reduce or sell in the CCC tier.

We think the likelihood of rising interest rates provides a positive context for leveraged loans. Credit fundamentals for loan issuers remain healthy, with a generally stable earnings outlook. Similar to high-yield bonds, recent refinancing activity has extended issuers’ debt maturity profiles and increased the odds that default rates will remain below historical averages.

We continue to hold a constructive view on emerging-markets sovereign debt, as strengthening commodity prices — combined with improving governance and economic fundamentals in many emerging nations — provides a supportive environment.

Portfolio Manager

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2006.

— Joined Deutsche Asset Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Thomas R. Bouchard, Director

Portfolio Manager of the fund. Began managing the fund in 2016.

— Joined Deutsche Asset Management in 2006 with six years of industry experience. Prior to joining, served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.

— Portfolio Manager for High Yield Strategies: New York.

— BS, University of Wisconsin — Madison; MBA in Finance, Boston College; MA in Strategic Studies from US Army War College.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The BofA Merrill Lynch US High Yield Master II Constrained Index tracks the performance of U.S.-dollar-denominated below-investment-grade corporate debt publicly issued in the U.S. domestic market.

The JPMorgan EMBI Global Diversified Index is an unmanaged, unleveraged index that tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging-markets sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The index limits exposure to any one country.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yield spread refers to the excess yield various bond sectors offer over financial instruments with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true.

Senior loans typically carry interest rates that reflect a spread above some reference rate, generally LIBOR (the London Interbank Offered Rate). Given the recent very low levels of short-term interest rates, in order to attract investors, many leveraged loans have incorporated LIBOR floors. A LIBOR floor requires that the reference rate applied to a loan meet a certain minimum regardless of actual LIBOR levels; however, the interest paid on such loans will not adjust upward until LIBOR rises above the level of the LIBOR floor.

Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means it holds a higher weighting.

Performance Summary November 30, 2016 (Unaudited)

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit deutschefunds.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 11/30/16
Deutsche Multi-Market Income Trust	1-Year	5-Year	10-Year
Based on Net Asset Value(a)	8.54%	7.24%	7.89%
Based on Market Price(a)	21.71%	4.40%	6.45%
JPMorgan Emerging Markets Bond Global Diversified Index(b)	7.19%	5.86%	6.81%
BofA Merrill Lynch US High Yield Master II Constrained Index(c)	12.25%	7.46%	7.36%
Credit Suisse High Yield Index(d)	12.46%	7.24%	7.04%
Morningstar Closed-End High Yield Bond Funds Category (based on Net Asset Value)(e)	10.88%	8.68%	6.35%

(a) Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market price. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares traded during the period. Expenses of the Fund include management fee, interest expense and other fund expenses. Total returns shown take into account these fees and expenses. The expense ratio of the Fund for the six months ended November 30, 2016 was 1.76% (1.09% excluding interest expense).

(b) The JPMorgan Emerging Markets Bond Global Diversified Index is an unmanaged, unleveraged index that tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging-market sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The index limits exposure to any one country.

(c) The BofA Merrill Lynch US High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities.

(d) The Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

On June 1, 2016, the BofA Merrill Lynch US High Yield Master II Constrained Index replaced the Credit Suisse High Yield Index as the fund’s comparative broad-based securities market index because the Advisor believes the BofA Merrill Lynch US High Yield Master II Constrained Index more closely reflects the fund’s investment strategies.

(e) Morningstar's Closed-End High Yield Bond Funds category represents high-yield bond portfolios that concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios generally offer higher yields than other types of portfolios, but they are also more vulnerable to economic and credit risk. These portfolios primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor's or Moody's at the level of BB (considered speculative for taxable bonds) and below. Morningstar figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Morningstar, Inc. as falling into the Closed-End High Yield Bond Funds category. Category returns assume reinvestment of all distributions. It is not possible to invest directly in a Morningstar category.

Net Asset Value and Market Price
	As of 11/30/16	As of 11/30/15
Net Asset Value	$ 9.05	$ 8.87
Market Price	$ 8.42	$ 7.36
Premium (discount)	(6.96)%	(17.02)%

Prices and net asset value fluctuate and are not guaranteed.

Distribution Information
Twelve Months as of 11/30/16: Income Dividends	$ .51
November Income Dividend	$ .041
Current Annualized Distribution Rate (based on Net Asset Value) as of 11/30/16 †	5.44%
Current Annualized Distribution Rate (based on Market Price) as of11/30/16†	5.84%

† Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on November 30, 2016. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical, not guaranteed and will fluctuate. Distributions do not include return of capital or other non-income sources.

Important Notice

On July 13, 2016, the Board of Trustees approved the termination of the Fund, pursuant to which the Fund will make a liquidating distribution to shareholders no later than December 31, 2018.

Investment Portfolio as of November 30, 2016

		Principal Amount ($)(a)	Value ($)

Corporate Bonds 86.5%
Consumer Discretionary 22.6%
1011778 B.C. Unlimited Liability Co., 144A, 4.625%, 1/15/2022		140,000	142,275
Adient Global Holdings Ltd., 144A, 4.875%, 8/15/2026		465,000	446,400
Allison Transmission, Inc., 144A, 5.0%, 10/1/2024		295,000	297,213
Ally Financial, Inc.:
3.25%, 2/13/2018		935,000	940,142
4.125%, 3/30/2020		1,810,000	1,810,000
4.25%, 4/15/2021		575,000	567,812
5.75%, 11/20/2025		710,000	702,900
Altice Financing SA:
144A, 6.5%, 1/15/2022		240,000	247,350
144A, 7.5%, 5/15/2026		755,000	765,381
Altice Finco SA, 144A, 9.875%, 12/15/2020		335,000	352,169
Altice U.S. Finance I Corp., 144A, 5.5%, 5/15/2026		755,000	747,450
AMC Entertainment Holdings, Inc.:
5.875%, 2/15/2022		295,000	307,729
144A, 5.875%, 11/15/2026		350,000	352,625
AMC Networks, Inc., 5.0%, 4/1/2024		1,000,000	1,002,500
AmeriGas Finance LLC, 7.0%, 5/20/2022		485,000	509,250
Asbury Automotive Group, Inc., 6.0%, 12/15/2024		1,050,000	1,057,875
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		255,000	266,794
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		480,000	460,800
Beacon Roofing Supply, Inc., 6.375%, 10/1/2023		200,000	212,500
Block Communications, Inc., 144A, 7.25%, 2/1/2020		580,000	590,150
Boyd Gaming Corp., 6.875%, 5/15/2023		165,000	175,313
CalAtlantic Group, Inc., 5.25%, 6/1/2026		859,000	833,230
Caleres, Inc., 6.25%, 8/15/2023		140,000	146,300
CCO Holdings LLC:
144A, 5.125%, 5/1/2023		445,000	455,847
144A, 5.5%, 5/1/2026		2,750,000	2,777,500
144A, 5.875%, 4/1/2024		385,000	407,619
144A, 5.875%, 5/1/2027		550,000	561,000
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		815,000	802,775
144A, 6.375%, 9/15/2020		810,000	826,200
Churchill Downs, Inc., 144A, 5.375%, 12/15/2021		187,000	193,545
Clear Channel Worldwide Holdings, Inc., Series A, 7.625%, 3/15/2020		85,000	79,475
Cogeco Communications, Inc., 144A, 4.875%, 5/1/2020		35,000	36,050
CSC Holdings LLC:
5.25%, 6/1/2024		305,000	285,907
144A, 5.5%, 4/15/2027		1,160,000	1,144,775
144A, 6.625%, 10/15/2025		200,000	216,000
144A, 10.125%, 1/15/2023		600,000	691,500
144A, 10.875%, 10/15/2025		630,000	733,950
Dana, Inc.:
5.375%, 9/15/2021		2,000,000	2,070,000
5.5%, 12/15/2024		195,000	196,463
DISH DBS Corp., 6.75%, 6/1/2021		110,000	118,250
Dollar Tree, Inc.:
5.25%, 3/1/2020		1,110,000	1,146,075
5.75%, 3/1/2023		350,000	373,625
Fiat Chrysler Automobiles NV:
4.5%, 4/15/2020		400,000	405,000
5.25%, 4/15/2023		600,000	595,500
Goodyear Tire & Rubber Co.:
5.0%, 5/31/2026		475,000	471,437
5.125%, 11/15/2023		210,000	214,463
Group 1 Automotive, Inc.:
5.0%, 6/1/2022		545,000	531,375
144A, 5.25%, 12/15/2023		755,000	738,012
Hanesbrands, Inc., 144A, 4.625%, 5/15/2024		390,000	389,025
HD Supply, Inc.:
144A, 5.25%, 12/15/2021		290,000	305,950
144A, 5.75%, 4/15/2024		185,000	189,163
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		110,000	115,500
Lennar Corp., 4.75%, 11/15/2022		500,000	508,750
MDC Partners, Inc., 144A, 6.5%, 5/1/2024		170,000	145,988
Mediacom Broadband LLC, 6.375%, 4/1/2023		610,000	640,500
NCL Corp., Ltd., 144A, 4.625%, 11/15/2020		305,000	308,812
Nielsen Finance LLC, 144A, 5.0%, 4/15/2022		155,000	158,100
Penske Automotive Group, Inc.:
5.375%, 12/1/2024		500,000	491,250
5.5%, 5/15/2026		330,000	318,064
PulteGroup, Inc., 4.25%, 3/1/2021		1,065,000	1,083,637
Quebecor Media, Inc., 5.75%, 1/15/2023		295,000	303,113
Rivers Pittsburgh Borrower LP, 144A, 6.125%, 8/15/2021		80,000	81,400
Sabre GLBL, Inc.:
144A, 5.25%, 11/15/2023		70,000	70,875
144A, 5.375%, 4/15/2023		25,000	25,313
Sally Holdings LLC, 5.625%, 12/1/2025		535,000	555,062
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		180,000	177,300
SFR Group SA:
144A, 6.0%, 5/15/2022		1,070,000	1,078,025
144A, 7.375%, 5/1/2026		1,155,000	1,152,112
Sirius XM Radio, Inc., 144A, 5.375%, 7/15/2026		530,000	526,025
Springs Industries, Inc., 6.25%, 6/1/2021		415,000	426,288
Starz LLC, 5.0%, 9/15/2019		230,000	233,243
Suburban Propane Partners LP, 5.75%, 3/1/2025		150,000	150,750
Tenneco, Inc., 5.0%, 7/15/2026		360,000	353,822
Toll Brothers Finance Corp., 4.875%, 11/15/2025		345,000	339,825
TRI Pointe Group, Inc.:
4.375%, 6/15/2019		185,000	187,775
4.875%, 7/1/2021		2,215,000	2,253,762
Unitymedia Hessen GmbH & Co., KG, 144A, 5.5%, 1/15/2023		1,320,000	1,353,000
UPCB Finance IV Ltd., 144A, 5.375%, 1/15/2025		1,075,000	1,059,541
UPCB Finance VI Ltd., 144A, 6.875%, 1/15/2022		396,000	411,840
Viking Cruises Ltd.:
144A, 6.25%, 5/15/2025		275,000	248,188
144A, 8.5%, 10/15/2022		295,000	300,900
Virgin Media Secured Finance PLC:
144A, 5.25%, 1/15/2026		390,000	377,325
144A, 5.5%, 8/15/2026		350,000	343,000
WMG Acquisition Corp., 144A, 5.0%, 8/1/2023		160,000	160,000
			45,829,724
Consumer Staples 2.2%
Aramark Services, Inc.:
144A, 4.75%, 6/1/2026		1,105,000	1,070,469
5.125%, 1/15/2024		220,000	225,867
Cott Beverages, Inc.:
5.375%, 7/1/2022		515,000	516,931
6.75%, 1/1/2020		195,000	201,825
FAGE International SA, 144A, 5.625%, 8/15/2026		235,000	235,000
JBS Investments GmbH, 144A, 7.25%, 4/3/2024		360,000	361,350
JBS U.S.A. LUX SA:
144A, 5.75%, 6/15/2025		220,000	215,600
144A, 7.25%, 6/1/2021		775,000	798,250
144A, 8.25%, 2/1/2020		240,000	246,600
Post Holdings, Inc., 144A, 6.75%, 12/1/2021		155,000	165,308
Smithfield Foods, Inc., 6.625%, 8/15/2022		15,000	15,806
The WhiteWave Foods Co., 5.375%, 10/1/2022		410,000	452,025
			4,505,031
Energy 12.2%
Antero Midstream Partners LP, 144A, 5.375%, 9/15/2024		265,000	270,300
Antero Resources Corp.:
5.125%, 12/1/2022		365,000	370,475
5.375%, 11/1/2021		320,000	328,400
5.625%, 6/1/2023		210,000	213,938
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022		235,000	229,125
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023		275,000	280,500
Cheniere Corpus Christi Holdings LLC, 144A, 7.0%, 6/30/2024		510,000	543,150
Continental Resources, Inc.:
4.5%, 4/15/2023		200,000	194,500
5.0%, 9/15/2022		1,880,000	1,875,300
Crestwood Midstream Partners LP, 6.25%, 4/1/2023		145,000	147,175
DCP Midstream Operating LP, 2.7%, 4/1/2019		700,000	695,625
Delek & Avner Tamar Bond Ltd., 144A, 5.082%, 12/30/2023		500,000	508,440
Diamondback Energy, Inc., 144A, 4.75%, 11/1/2024		450,000	450,562
Energy Transfer Equity LP, 7.5%, 10/15/2020		2,000,000	2,235,000
EP Energy LLC, 144A, 8.0%, 11/29/2024		175,000	180,250
Freeport-McMoran Oil & Gas LLC, 6.5%, 11/15/2020		500,000	514,750
Gulfport Energy Corp.:
144A, 6.0%, 10/15/2024		145,000	147,538
6.625%, 5/1/2023		110,000	114,950
Hilcorp Energy I LP, 144A, 5.75%, 10/1/2025		385,000	390,775
Holly Energy Partners LP:
144A, 6.0%, 8/1/2024		265,000	275,600
6.5%, 3/1/2020		165,000	168,944
Ithaca Energy, Inc., 144A, 8.125%, 7/1/2019		215,000	210,700
Laredo Petroleum, Inc., 6.25%, 3/15/2023		310,000	315,425
MEG Energy Corp.:
144A, 6.375%, 1/30/2023		750,000	661,875
144A, 6.5%, 3/15/2021		750,000	675,000
Murphy Oil Corp., 6.875%, 8/15/2024		235,000	247,337
Newfield Exploration Co.:
5.375%, 1/1/2026		155,000	157,325
5.75%, 1/30/2022		305,000	315,675
Oasis Petroleum, Inc.:
6.875%, 3/15/2022		60,000	61,800
6.875%, 1/15/2023		30,000	30,750
PDC Energy, Inc., 144A, 6.125%, 9/15/2024		235,000	240,875
Pertamina Persero PT, 144A, 5.25%, 5/23/2021		410,000	430,527
Precision Drilling Corp., 144A, 7.75%, 12/15/2023		155,000	157,325
Range Resources Corp.:
4.875%, 5/15/2025		440,000	415,800
144A, 5.875%, 7/1/2022		245,000	246,225
Ras Laffan Liquefied Natural Gas Co., Ltd. II, 144A, 5.298%, 9/30/2020		961,200	1,015,267
Reliance Industries Ltd., 144A, 4.125%, 1/28/2025		1,250,000	1,246,229
Rice Energy, Inc., 7.25%, 5/1/2023		50,000	52,500
Sabine Pass Liquefaction LLC:
144A, 5.0%, 3/15/2027		1,555,000	1,535,562
5.625%, 2/1/2021		980,000	1,038,800
5.625%, 4/15/2023		600,000	627,000
144A, 5.875%, 6/30/2026		560,000	591,500
Sunoco LP:
5.5%, 8/1/2020		170,000	170,850
6.25%, 4/15/2021		1,000,000	1,010,620
6.375%, 4/1/2023		155,000	155,388
Tesoro Logistics LP:
5.25%, 1/15/2025 (b)		1,270,000	1,285,875
6.125%, 10/15/2021		120,000	125,550
6.375%, 5/1/2024		270,000	290,925
Whiting Petroleum Corp.:
5.75%, 3/15/2021		460,000	453,100
6.25%, 4/1/2023		235,000	229,419
WPX Energy, Inc., 7.5%, 8/1/2020		545,000	574,975
			24,705,496
Financials 4.8%
AerCap Ireland Capital Ltd.:
3.95%, 2/1/2022		790,000	799,875
4.625%, 10/30/2020		2,375,000	2,472,969
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		370,000	372,775
CIT Group, Inc.:
3.875%, 2/19/2019		1,475,000	1,500,812
5.0%, 8/15/2022		1,300,000	1,353,625
CNO Financial Group, Inc.:
4.5%, 5/30/2020		520,000	533,650
5.25%, 5/30/2025		165,000	164,794
Corp. Financiera de Desarrollo SA, 144A, 4.75%, 2/8/2022		500,000	523,600
Dana Financing Luxembourg Sarl, 144A, 6.5%, 6/1/2026		585,000	604,013
E*TRADE Financial Corp.:
4.625%, 9/15/2023		205,000	208,185
5.375%, 11/15/2022		180,000	190,757
Lincoln Finance Ltd., 144A, 7.375%, 4/15/2021		140,000	149,800
National Savings Bank, 144A, 5.15%, 9/10/2019		500,000	491,900
Neuberger Berman Group LLC, 144A, 5.875%, 3/15/2022		405,000	420,188
			9,786,943
Health Care 5.1%
Alere, Inc., 144A, 6.375%, 7/1/2023		220,000	221,925
Endo Finance LLC:
144A, 5.375%, 1/15/2023		285,000	248,663
144A, 5.75%, 1/15/2022		305,000	274,881
Endo Ltd.:
144A, 6.0%, 7/15/2023		240,000	213,600
144A, 6.5%, 2/1/2025		150,000	128,063
Fresenius Medical Care U.S. Finance II, Inc., 144A, 6.5%, 9/15/2018		170,000	180,200
HCA, Inc.:
4.5%, 2/15/2027		305,000	287,463
4.75%, 5/1/2023		1,000,000	1,007,500
5.25%, 6/15/2026		610,000	610,659
6.5%, 2/15/2020		1,700,000	1,850,875
7.5%, 2/15/2022		620,000	689,750
Hologic, Inc., 144A, 5.25%, 7/15/2022		110,000	114,125
LifePoint Health, Inc.:
144A, 5.375%, 5/1/2024		435,000	417,328
5.5%, 12/1/2021		385,000	393,662
5.875%, 12/1/2023		310,000	308,837
Mallinckrodt International Finance SA:
144A, 4.875%, 4/15/2020		90,000	88,200
144A, 5.625%, 10/15/2023		165,000	149,325
Tenet Healthcare Corp.:
4.35%**, 6/15/2020		205,000	205,000
144A, 7.5%, 1/1/2022 (b)		265,000	272,453
Valeant Pharmaceuticals International, Inc.:
144A, 5.375%, 3/15/2020		390,000	327,600
144A, 5.875%, 5/15/2023		360,000	268,200
144A, 6.125%, 4/15/2025		1,100,000	814,000
144A, 7.5%, 7/15/2021		1,455,000	1,229,475
			10,301,784
Industrials 8.4%
ADT Corp.:
3.5%, 7/15/2022		190,000	179,075
5.25%, 3/15/2020		320,000	340,000
6.25%, 10/15/2021		580,000	624,950
Air Lease Corp., 4.75%, 3/1/2020		3,915,000	4,159,018
Allegion PLC, 5.875%, 9/15/2023		110,000	116,738
Artesyn Embedded Technologies, Inc., 144A, 9.75%, 10/15/2020		390,000	347,587
Belden, Inc., 144A, 5.5%, 9/1/2022		505,000	515,100
Bombardier, Inc.:
144A, 5.75%, 3/15/2022		480,000	420,000
144A, 6.0%, 10/15/2022		355,000	311,512
144A, 8.75%, 12/1/2021		102,000	101,235
CNH Industrial Capital LLC, 3.875%, 7/16/2018		400,000	404,500
Covanta Holding Corp., 5.875%, 3/1/2024		295,000	287,625
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		210,000	210,000
DR Horton, Inc., 4.0%, 2/15/2020		100,000	103,125
EnerSys, 144A, 5.0%, 4/30/2023		55,000	55,138
Florida East Coast Holdings Corp., 144A, 6.75%, 5/1/2019		300,000	309,000
FTI Consulting, Inc., 6.0%, 11/15/2022		295,000	306,800
Garda World Security Corp., 144A, 7.25%, 11/15/2021		400,000	370,000
Huntington Ingalls Industries, Inc.:
144A, 5.0%, 12/15/2021		415,000	431,600
144A, 5.0%, 11/15/2025		213,000	217,792
IHO Verwaltungs GmbH, 144A, 4.125%, 9/15/2021 (PIK)		330,000	333,300
Kenan Advantage Group, Inc., 144A, 7.875%, 7/31/2023		280,000	268,800
Manitowoc Foodservice, Inc., 9.5%, 2/15/2024		155,000	176,700
Masonite International Corp., 144A, 5.625%, 3/15/2023		230,000	234,025
Moog, Inc., 144A, 5.25%, 12/1/2022		175,000	178,062
Novelis Corp.:
144A, 5.875%, 9/30/2026		660,000	659,175
144A, 6.25%, 8/15/2024		300,000	310,500
Oshkosh Corp.:
5.375%, 3/1/2022		217,500	226,744
5.375%, 3/1/2025		803,000	827,090
Ply Gem Industries, Inc., 6.5% , 2/1/2022		525,000	538,125
Prime Security Services Borrower LLC, 144A, 9.25%, 5/15/2023		40,000	43,000
Spirit AeroSystems, Inc., 5.25%, 3/15/2022		390,000	408,286
Summit Materials LLC:
6.125%, 7/15/2023		355,000	360,325
8.5%, 4/15/2022		155,000	170,694
Titan International, Inc., 6.875%, 10/1/2020		335,000	324,950
United Rentals North America, Inc.:
5.5%, 5/15/2027		170,000	169,966
6.125%, 6/15/2023		35,000	36,925
7.625%, 4/15/2022		163,000	172,373
WESCO Distribution, Inc., 144A, 5.375%, 6/15/2024		300,000	300,000
ZF North America Capital, Inc.:
144A, 4.0%, 4/29/2020		439,000	454,365
144A, 4.5%, 4/29/2022		610,000	629,825
144A, 4.75%, 4/29/2025		470,000	470,881
			17,104,906
Information Technology 3.4%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020		140,000	143,500
Cardtronics, Inc., 5.125%, 8/1/2022		175,000	176,750
CDW LLC, 6.0%, 8/15/2022		160,000	169,600
Diamond 1 Finance Corp.:
144A, 4.42%, 6/15/2021		735,000	756,310
144A, 5.875%, 6/15/2021		235,000	247,511
EarthLink Holdings Corp., 7.375%, 6/1/2020		345,000	364,622
EMC Corp., 1.875%, 6/1/2018		1,200,000	1,182,452
Entegris, Inc., 144A, 6.0%, 4/1/2022		215,000	223,600
First Data Corp., 144A, 7.0%, 12/1/2023		355,000	371,642
Jabil Circuit, Inc., 5.625%, 12/15/2020		400,000	425,000
Match Group, Inc., 6.375%, 6/1/2024		180,000	190,125
Micron Technology, Inc., 144A, 7.5%, 9/15/2023		600,000	663,000
NCR Corp.:
5.875%, 12/15/2021		75,000	78,281
6.375%, 12/15/2023		190,000	199,975
NXP BV, 144A, 4.125%, 6/1/2021		990,000	1,032,075
Riverbed Technology, Inc., 144A, 8.875%, 3/1/2023		155,000	161,588
Western Digital Corp.:
144A, 7.375%, 4/1/2023		155,000	167,400
144A, 10.5%, 4/1/2024		275,000	318,313
			6,871,744
Materials 14.4%
AK Steel Corp.:
7.5%, 7/15/2023		300,000	326,250
7.625%, 5/15/2020		400,000	410,000
Anglo American Capital PLC:
144A, 4.125%, 9/27/2022		500,000	501,250
144A, 4.875%, 5/14/2025		1,200,000	1,218,000
Ardagh Packaging Finance PLC:
144A, 3.85%**, 12/15/2019		490,000	498,575
144A, 4.625%, 5/15/2023		245,000	241,784
144A, 6.75%, 1/31/2021		340,000	346,375
144A, 7.25%, 5/15/2024		435,000	454,575
Axalta Coating Systems LLC, 144A, 4.875%, 8/15/2024		150,000	149,250
Ball Corp., 4.375%, 12/15/2020		155,000	163,138
Berry Plastics Corp., 5.5%, 5/15/2022		600,000	624,000
Cascades, Inc., 144A, 5.5%, 7/15/2022		185,000	187,544
Cemex SAB de CV, 144A, 6.5%, 12/10/2019		1,300,000	1,365,000
Chemours Co.:
6.625%, 5/15/2023		205,000	202,437
7.0%, 5/15/2025		95,000	93,575
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025		195,000	193,537
Constellium NV, 144A, 7.875%, 4/1/2021		950,000	1,021,250
Eagle Materials, Inc., 4.5%, 8/1/2026		300,000	294,750
Freeport-McMoRan, Inc.:
2.3%, 11/14/2017		800,000	798,000
2.375%, 3/15/2018		1,990,000	1,975,075
Graphic Packaging International, Inc., 4.125%, 8/15/2024		790,000	764,325
Greif, Inc., 7.75%, 8/1/2019		870,000	960,262
Hexion, Inc., 6.625%, 4/15/2020		190,000	163,400
Huntsman International LLC, 5.125%, 11/15/2022		800,000	812,000
Kaiser Aluminum Corp., 5.875%, 5/15/2024		295,000	304,587
Perstorp Holding AB, 144A, 8.75%, 5/15/2017		400,000	400,320
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		390,000	407,550
Platform Specialty Products Corp.:
144A, 6.5%, 2/1/2022		235,000	231,475
144A, 10.375%, 5/1/2021		200,000	218,500
Reynolds Group Issuer, Inc.:
144A, 5.125%, 7/15/2023		625,000	631,250
5.75%, 10/15/2020		3,720,000	3,826,950
6.875%, 2/15/2021		492,583	507,360
144A, 7.0%, 7/15/2024		75,000	79,172
Sealed Air Corp.:
144A, 4.875%, 12/1/2022		120,000	122,700
144A, 5.125%, 12/1/2024		60,000	60,900
Teck Resources Ltd.:
3.75%, 2/1/2023		1,000,000	950,000
4.5%, 1/15/2021		3,000,000	3,056,250
144A, 8.0%, 6/1/2021		520,000	571,168
144A, 8.5%, 6/1/2024		115,000	134,263
Tronox Finance LLC:
6.375%, 8/15/2020		1,075,000	979,594
144A, 7.5%, 3/15/2022		250,000	228,125
United States Steel Corp., 144A, 8.375%, 7/1/2021		805,000	889,525
Valvoline, Inc., 144A, 5.5%, 7/15/2024		150,000	155,438
Volcan Cia Minera SAA, 144A, 5.375%, 2/2/2022		1,565,000	1,492,619
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021		105,000	110,250
144A, 5.625%, 10/1/2024		55,000	58,300
			29,180,648
Real Estate 1.9%
CyrusOne LP, (REIT), 6.375%, 11/15/2022		395,000	413,762
Equinix, Inc.:
(REIT), 5.375%, 1/1/2022		240,000	250,200
(REIT), 5.375%, 4/1/2023		995,000	1,021,119
(REIT), 5.75%, 1/1/2025		180,000	185,625
(REIT), 5.875%, 1/15/2026		180,000	186,752
Iron Mountain, Inc., 144A, (REIT), 4.375%, 6/1/2021		220,000	224,950
MPT Operating Partnership LP:
(REIT), 5.25%, 8/1/2026		70,000	65,625
(REIT), 6.375%, 2/15/2022		415,000	425,894
(REIT), 6.375%, 3/1/2024		390,000	399,750
VEREIT Operating Partnership LP:
(REIT), 4.125%, 6/1/2021		455,000	466,375
(REIT), 4.875%, 6/1/2026		165,000	169,125
			3,809,177
Telecommunication Services 9.3%
Bharti Airtel International Netherlands BV, 144A, 5.125%, 3/11/2023		1,400,000	1,460,194
CenturyLink, Inc.:
Series V, 5.625%, 4/1/2020		145,000	150,981
Series T, 5.8%, 3/15/2022		550,000	541,750
Series S, 6.45%, 6/15/2021		600,000	619,125
Series W, 6.75%, 12/1/2023		705,000	705,000
Series Y, 7.5%, 4/1/2024		590,000	609,110
CommScope, Inc.:
144A, 4.375%, 6/15/2020		135,000	138,038
144A, 5.0%, 6/15/2021		350,000	354,375
Digicel Ltd.:
144A, 6.75%, 3/1/2023		390,000	335,400
144A, 7.0%, 2/15/2020		200,000	184,000
Frontier Communications Corp.:
6.25%, 9/15/2021		160,000	150,000
7.125%, 1/15/2023		870,000	754,725
8.5%, 4/15/2020		130,000	135,200
10.5%, 9/15/2022		730,000	753,725
11.0%, 9/15/2025		200,000	200,500
Hughes Satellite Systems Corp., 7.625%, 6/15/2021		335,000	360,125
Intelsat Jackson Holdings SA, 144A, 8.0%, 2/15/2024		725,000	730,437
Level 3 Financing, Inc.:
5.375%, 8/15/2022		750,000	763,125
5.375%, 1/15/2024		210,000	211,050
6.125%, 1/15/2021		230,000	238,050
Millicom International Cellular SA, 144A, 6.0%, 3/15/2025		500,000	486,875
Sprint Communications, Inc.:
144A, 7.0%, 3/1/2020		320,000	344,198
7.0%, 8/15/2020		2,000,000	2,075,000
Sprint Corp., 7.125%, 6/15/2024		1,325,000	1,317,553
Sprint Spectrum Co., LLC, 144A, 3.36%, 9/20/2021		205,000	205,513
T-Mobile U.S.A., Inc.:
6.0%, 4/15/2024		1,075,000	1,128,750
6.125%, 1/15/2022		155,000	162,297
6.375%, 3/1/2025		542,000	579,263
6.5%, 1/15/2026		20,000	21,600
6.625%, 11/15/2020		600,000	613,500
Telesat Canada, 144A, 8.875%, 11/15/2024		310,000	316,588
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020		290,000	302,064
Windstream Services LLC:
7.75%, 10/15/2020		290,000	295,075
7.75%, 10/1/2021		500,000	497,500
Zayo Group LLC:
6.0%, 4/1/2023		590,000	615,075
6.375%, 5/15/2025		500,000	520,000
			18,875,761
Utilities 2.2%
Calpine Corp.:
5.375%, 1/15/2023		290,000	279,969
5.75%, 1/15/2025		590,000	563,450
Dynegy, Inc., 7.625%, 11/1/2024		485,000	446,200
NGL Energy Partners LP, 5.125%, 7/15/2019		245,000	238,875
NRG Energy, Inc.:
6.25%, 7/15/2022		1,000,000	1,002,500
6.25%, 5/1/2024		1,050,000	1,015,875
144A, 6.625%, 1/15/2027		165,000	152,625
144A, 7.25%, 5/15/2026		570,000	557,175
7.875%, 5/15/2021		39,000	40,463
Talen Energy Supply LLC, 144A, 4.625%, 7/15/2019		125,000	118,906
			4,416,038
Total Corporate Bonds (Cost $172,836,741)			175,387,252

Asset-Backed 3.0%
Miscellaneous
Apidos CLO XXI, "C", Series 2015-21A, 144A, 4.229%**, 7/18/2027		1,125,000	1,075,574
Babson CLO Ltd., "D", Series 2015-2A, 144A, 4.496%**, 7/20/2027		2,000,000	1,964,352
Cumberland Park CLO Ltd., "D", Series 2015-2A, 144A, 4.096%**, 7/20/2026		1,500,000	1,427,843
Marea CLO Ltd., "DR", Series 2012-1A, 144A, 4.43%**, 10/15/2023		1,500,000	1,493,775
Total Asset-Backed (Cost $6,009,233)			5,961,544

Government & Agency Obligations 4.9%
Other Government Related (c) 0.5%
VTB Bank OJSC, 144A, 6.315%, 2/22/2018		985,000	1,022,073
Sovereign Bonds 4.4%
Dominican Republic, 144A, 6.875%, 1/29/2026		300,000	310,746
KazAgro National Management Holding JSC, 144A, 4.625%, 5/24/2023		1,250,000	1,127,132
Perusahaan Penerbit SBSN, 144A, 4.325%, 5/28/2025		700,000	702,660
Republic of Argentina-Inflation Linked Bond, 5.83%, 12/31/2033	ARS	654	291
Republic of Armenia, 144A, 7.15%, 3/26/2025		500,000	511,300
Republic of Costa Rica, 144A, 7.158%, 3/12/2045		400,000	371,740
Republic of Hungary, Series 19/A, 6.5%, 6/24/2019	HUF	51,600,000	199,111
Republic of Panama:
3.75%, 3/16/2025		1,030,000	1,028,713
9.375%, 1/16/2023		2,610,000	3,334,275
Republic of Paraguay, 144A, 6.1%, 8/11/2044		200,000	198,500
Republic of Sri Lanka, 144A, 5.125%, 4/11/2019		1,000,000	1,013,828
ZAR Sovereign Capital Fund Propriety Ltd., 144A, 3.903%, 6/24/2020		185,000	187,775
			8,986,071
Total Government & Agency Obligations (Cost $10,011,595)			10,008,144

Loan Participations and Assignments 36.5%
Senior Loans**
Consumer Discretionary 10.0%
1011778 B.C. Unlimited Liability Co., Term Loan B2, 3.75%, 12/10/2021		1,540,218	1,552,971
Altice U.S. Finance I Corp., Term Loan B, 3.882%, 1/15/2025		1,487,155	1,496,762
Atlantic Broadband Finance LLC, Term Loan B, 3.25%, 11/30/2019		3,438,517	3,450,346
Goodyear Tire & Rubber Co., Second Lien Term Loan, 3.86%, 4/30/2019		1,760,000	1,776,720
Hilton Worldwide Finance LLC:
Term Loan B2, 3.084%, 10/25/2023		2,907,612	2,931,600
Term Loan B1, 3.5%, 10/26/2020		284,426	286,337
Quebecor Media, Inc., Term Loan B1, 3.402%, 8/17/2020		3,200,850	3,198,193
Seminole Tribe of Florida, Term Loan, 3.088%, 4/29/2020		2,974,700	2,986,480
Visteon Corp., Term Delay Draw B, 3.546%, 4/9/2021		2,500,000	2,515,625
			20,195,034
Consumer Staples 2.7%
Albertson's LLC, Term Loan B6, 4.75%, 6/22/2023		1,859,796	1,867,793
Pinnacle Foods Finance LLC:
Term Loan H, 3.25%, 4/29/2020		2,515,176	2,529,651
Term Loan G, 3.387%, 4/29/2020		1,136,077	1,142,751
			5,540,195
Energy 0.6%
MEG Energy Corp., Term Loan, 3.75%, 3/31/2020		1,270,044	1,199,398
Financials 0.8%
Delos Finance Sarl, Term Loan B, 3.588%, 3/6/2021		1,575,000	1,587,238
Health Care 3.7%
AmSurg Corp., First Lien Term Loan B, 5.25%, 7/16/2021		786,888	788,198
Community Health Systems, Inc.:
Term Loan G, 3.75%, 12/31/2019		278,128	263,924
Term Loan H, 4.0%, 1/27/2021		511,748	484,882
DaVita HealthCare Partners, Inc., Term Loan B, 3.5%, 6/24/2021		3,913,910	3,935,926
Valeant Pharmaceuticals International, Inc.:
Term Loan B, 5.0%, 2/13/2019		1,055,622	1,047,704
Term Loan B, 5.25%, 12/11/2019		984,897	976,894
			7,497,528
Industrials 5.9%
BE Aerospace, Inc., Term Loan B, 3.863%, 12/16/2021		3,344,364	3,357,323
Ply Gem Industries, Inc., Term Loan, 4.0%, 2/1/2021		2,124,832	2,142,107
Sabre, Inc., Term Loan B, 4.0%, 2/19/2019		1,646,282	1,660,350
TransDigm, Inc., Term Loan F, 3.75%, 6/9/2023		1,774,086	1,780,854
Waste Industries U.S.A., Inc., Term Loan, 3.5%, 2/27/2020		2,969,849	2,982,842
			11,923,476
Information Technology 1.3%
First Data Corp., Term Loan, 3.584%, 3/24/2021		2,701,121	2,716,949
Materials 5.2%
American Rock Salt Holdings LLC, First Lien Term Loan, 4.75%, 5/20/2021		2,702,788	2,625,420
Axalta Coating Systems U.S. Holdings, Inc., Term Loan, 3.75%, 2/1/2020		1,471,421	1,480,382
Berry Plastics Holding Corp.:
Term Loan D, 3.5%, 2/8/2020		2,902,256	2,915,112
Term Loan G, 3.5%, 1/6/2021		1,098,075	1,102,566
MacDermid, Inc., Term Loan, 5.0%, 6/7/2023		1,843,983	1,863,576
PolyOne Corp., Term Loan B, 3.5%, 11/11/2022		580,616	587,874
			10,574,930
Telecommunication Services 1.2%
DigitalGlobe, Inc., Term Loan B, 4.75%, 1/31/2020		53,075	53,539
Level 3 Financing, Inc.:
Term Loan B2, 3.5%, 5/31/2022		620,000	625,137
Term Loan B, 4.0%, 1/15/2020		1,670,000	1,685,239
			2,363,915
Utilities 5.1%
Calpine Corp., Term Loan B5, 3.59%, 5/27/2022		6,265,688	6,292,317
NRG Energy, Inc., Term Loan B, 3.5%, 6/30/2023		3,946,093	3,961,384
			10,253,701
Total Loan Participations and Assignments (Cost $73,716,208)			73,852,364

Convertible Bond 0.2%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5% Cash, 7.5% PIK, 10/30/2018 (Cost $459,497)		462,035	472,616

Preferred Security 0.3%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $474,238)		675,000	658,125

	Shares	Value ($)

Common Stocks 0.0%
Industrials 0.0%
Congoleum Corp.*	7,900	1,580
Quad Graphics, Inc.	121	3,404
		4,984
Materials 0.0%
GEO Specialty Chemicals, Inc.*	46,639	18,315
GEO Specialty Chemicals, Inc. 144A*	649	255
		18,570
Total Common Stocks (Cost $88,229)		23,554

Warrant 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (Cost $87,876)	400	2,109

Cash Equivalents 3.3%
Deutsche Central Cash Management Government Fund, 0.38% (d) (Cost $6,653,707)	6,653,707	6,653,707

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $270,337,324)†	134.7	273,019,415
Other Assets and Liabilities, Net	1.3	2,590,252
Notes Payable	(36.0)	(73,000,000)
Net Assets	100.0	202,609,667

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of November 30, 2016.

† The cost for federal income tax purposes was $271,136,839. At November 30, 2016, net unrealized appreciation for all securities based on tax cost was $1,882,576. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,057,820 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,175,244.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) When-issued security.

(c) Government-backed debt issued by financial companies or government sponsored enterprises.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

JSC: Joint Stock Company

OJSC: Open Joint Stock Company

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REIT: Real Estate Investment Trust

SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)

Currency Abbreviations
ARS Argentine Peso HUF Hungarian Forint

For information on the Fund's policy and additional disclosures regarding forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (e)
Corporate Bonds	$ —	$ 175,387,252	$ —	$ 175,387,252
Asset-Backed	—	5,961,544	—	5,961,544
Government & Agency Obligations	—	10,008,144	—	10,008,144
Loan Participations and Assignments	—	73,852,364	—	73,852,364
Convertible Bond	—	—	472,616	472,616
Preferred Security	—	658,125	—	658,125
Common Stocks	3,404	—	20,150	23,554
Warrant	—	—	2,109	2,109
Short-Term Investment	6,653,707	—	—	6,653,707
Total	$ 6,657,111	$ 265,867,429	$ 494,875	$ 273,019,415

There have been no transfers between fair value measurement levels during the year ended November 30, 2016.

(e) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of November 30, 2016
Assets
Investments: Investments in non-affiliated securities, at value (cost $263,683,617)	$ 266,365,708
Investment in Deutsche Central Cash Management Government Fund (cost $6,653,707)	6,653,707
Total investments in securities, at value (cost $270,337,324)	273,019,415
Cash	30,605
Foreign currency, at value (cost $497,184)	458,255
Receivable for investments sold	2,985,434
Receivable for investments sold — when-issued/delayed delivery securities	115,863
Dividends receivable	36
Interest receivable	3,107,452
Foreign taxes recoverable	1,918
Other assets	8,261
Total assets	279,727,239
Liabilities
Payable for investments purchased	2,024,245
Payable for investments purchased — when-issued/delayed delivery securities	1,650,000
Notes payable	73,000,000
Interest on notes payable	107,965
Accrued management fee	146,550
Accrued Trustees' fees	2,393
Other accrued expenses and payables	186,419
Total liabilities	77,117,572
Net assets, at value	$ 202,609,667
Net Assets Consist of
Net unrealized appreciation (depreciation) on: Investments	2,682,091
Foreign currency	(39,463)
Accumulated net realized gain (loss)	(29,436,386)
Paid-in capital	229,403,425
Net assets, at value	$ 202,609,667
Net Asset Value
Net Asset Value per share ($202,609,667 ÷ 22,393,262 outstanding shares of beneficial interest, $.01 par value, unlimited shares authorized)	$ 9.05

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended November 30, 2016
Investment Income
Income: Interest	$ 14,501,411
Dividends	2,697
Income distributions — Deutsche Central Cash Management Government Fund	20,403
Total income	14,524,511
Expenses: Management fee	1,696,852
Services to shareholders	20,282
Custodian fee	57,180
Professional fees	217,473
Reports to shareholders	95,462
Trustees' fees and expenses	13,454
Interest expense	1,334,785
Stock exchange listing fees	20,251
Other	58,449
Total expenses	3,514,188
Net investment income	11,010,323
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(5,715,619)
Swap contracts	19,693
Written options	32,085
Foreign currency	15,112
(5,648,729)
Change in net unrealized appreciation (depreciation) on: Investments	9,417,112
Swap contracts	(14,859)
Written options	(32,078)
Foreign currency	(28,526)
9,341,649
Net gain (loss)	3,692,920
Net increase (decrease) in net assets resulting from operations	$ 14,703,243

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows

for the year ended November 30, 2016
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$ 14,703,243
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities: Purchases of long-term investments	(99,160,519)
Net purchases, sales and maturities of short-term investments	5,021,997
Net amortization of premium/(accretion of discount)	53,749
Proceeds from sales and maturities of long-term investments	129,553,707
(Increase) decrease in interest receivable	229,669
(Increase) decrease in dividends receivable	(36)
(Increase) decrease in other assets	(690)
(Increase) decrease in receivable for investments sold	(1,732,580)
(Increase) decrease in receivable for investments sold — when-issued securities	(115,863)
Increase (decrease) in written options, at value	(7)
Increase (decrease) in interest on notes payable	4,965
(Increase) decrease in upfront payments paid/received on credit swap contracts	24,508
Increase (decrease) in payable for investments purchased	(20,973,678)
Increase (decrease) in payable for investments purchased — when-issued securities	532,187
Increase (decrease) in other accrued expenses and payables	95,769
Change in unrealized (appreciation) depreciation on investments	(9,417,112)
Change in unrealized (appreciation) depreciation on swap contracts	14,859
Change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	(6,257)
Net realized (gain) loss from investments	5,715,619
Cash provided (used) by operating activities	$ 24,543,530
Cash Flows from Financing Activities
Net increase (decrease) in notes payable	(10,000,000)
Cost of shares repurchased	(3,088,673)
Distributions paid (net of reinvestment of distributions)	(11,374,501)
Cash provided (used) by financing activities	(24,463,174)
Increase (decrease) in cash	80,356
Cash at beginning of period (including foreign currency)	408,504
Cash at end of period (including foreign currency)	$ 488,860
Supplemental Disclosure
Interest paid on notes	$ (1,329,820)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended November 30,
	2016	2015
Operations: Net investment income	$ 11,010,323	$ 12,519,898
Net realized gain (loss)	(5,648,729)	(14,798,957)
Change in net unrealized appreciation (depreciation)	9,341,649	(6,413,325)
Net increase (decrease) in net assets resulting from operations	14,703,243	(8,692,384)
Distributions to shareholders from: Net investment income	(11,277,710)	(13,502,459)
Return of capital	(96,791)	(589,269)
Total distributions	(11,374,501)	(14,091,728)
Fund share transactions: Cost of shares repurchased	(3,066,595)	(12,546,417)
Increase (decrease) in net assets	262,147	(35,330,529)
Net assets at beginning of period	202,347,520	237,678,049
Net assets at end of period (including undistributed net investment income and distributions in excess of net investment income of $0 and $61,834, respectively)	$ 202,609,667	$ 202,347,520
Other Information
Shares outstanding at beginning of period	22,803,076	24,286,599
Shares repurchased	(409,814)	(1,483,523)
Shares outstanding at end of period	22,393,262	22,803,076

The accompanying notes are an integral part of the financial statements.

Financial Highlights

	Years Ended November 30,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.87	$ 9.79	$ 9.98	$ 10.29	$ 9.38
Income (loss) from investment operations: Net investment income[a]	.49	.54	.64	.70	.81
Net realized and unrealized gain (loss)	.18	(.92)	(.16)	(.13)	1.02
Total from investment operations	.67	(.38)	.48	.57	1.83
Less distributions from: Net investment income	(.51)	(.58)	(.68)	(.88)	(.92)
Return of capital	(.00)*	(.03)	—	—	—
Total distributions	(.51)	(.61)	(.68)	(.88)	(.92)
NAV accretion resulting from repurchases of shares at a discount to NAV[a]	.02	.07	.01	—	—
Net asset value, end of period	$ 9.05	$ 8.87	$ 9.79	$ 9.98	$ 10.29
Market price, end of period	$ 8.42	$ 7.36	$ 8.79	$ 9.41	$ 10.51
Total Return
Based on net asset value (%)[b]	8.54	(2.42)	5.53	5.58	20.20
Based on market price (%)[b]	21.71	(9.82)	.49	(2.53)	15.39
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	203	202	238	245	252
Ratio of expenses (including interest expense) (%)	1.76	1.51	1.52	1.60	1.66
Ratio of expenses (excluding interest expense) (%)	1.09	1.02	1.01	1.00	1.00
Ratio of net investment income (%)	5.52	5.77	6.37	6.89	8.09
Portfolio turnover rate (%)	36	50	82	76	45
Total debt outstanding end of period ($ thousands)	73,000	83,000	99,000	109,000	103,000
Asset coverage per $1,000 of debt[c]	3,775	3,438	3,401	3,244	3,442

[a] Based on average shares outstanding during the period.

[b] Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market price. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares trade during the period.

[c] Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.

* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Multi-Market Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

On July 13, 2016, the Board of Trustees approved the termination of the Fund, pursuant to which the Fund will make a liquidating distribution to shareholders no later than December 31, 2018.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund is approved to participate in securities lending, but had no securities on loan during the year ended November 30, 2016. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market price. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. The Fund may invest the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of November 30, 2016) on the cash collateral invested in Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. Floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund's ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At November 30, 2016, the Fund had a net tax basis capital loss carryforward of approximately $28,638,000, including $6,932,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2017, the respective expiration date, whichever occurs first; and approximately $21,706,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($7,084,000) and long-term losses ($14,622,000).

The Fund has reviewed the tax positions for the open tax years as of November 30, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward currency contracts, swap contracts, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2016, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards	$ (28,638,000)
Net unrealized appreciation (depreciation) on investments	$ 1,882,576

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended November 30,
	2016	2015
Distributions from ordinary income*	$ 11,277,710	$ 13,502,459
Return of capital distributions	$ 96,791	$ 589,269

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash and foreign currency position at the Fund's custodian bank at November 30, 2016.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended November 30, 2016, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

There were no credit default swap contracts as of November 30, 2016. For the year ended November 30, 2016, the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $0 to $280,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the year ended November 30, 2016, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

There were no open purchased or written option contracts as of November 30, 2016. For the year ended November 30, 2016, the investment in written option contracts had a total value generally indicative of a range from $0 to approximately $32,000, and purchased option contracts had a total value generally indicative of a range from $0 to approximately $44,000.

Forward Foreign Currency Exchange Contracts. The Fund is subject to foreign exchange rate risk in its securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the U.S. dollar may affect the U.S. dollar value of foreign securities or the income or gains received on these securities. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended November 30, 2016, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities, and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

There were no open forward currency contracts as of November 30, 2016. For the year ended November 30, 2016, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $427,000.

The following tables summarize the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended November 30, 2016, and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$ (44,415)	$ 32,085	$ —	$ —	$ (12,330)
Credit Contracts (a)	—	—	—	19,693	19,693
Foreign Exchange Contracts (b)	—	—	33,931	—	33,931
	$ (44,415)	$ 32,085	$ 33,931	$ 19,693	$ 41,294

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) on investments (includes purchased options), written options and swap contracts, respectively.

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$ 44,352	$ (32,078)	$ —	$ —	$ 12,274
Credit Contracts (a)	—	—	—	(14,859)	(14,859)
Foreign Exchange Contracts (b)	—	—	6,257	—	6,257
	$ 44,352	$ (32,078)	$ 6,257	$ (14,859)	$ 3,672

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options and swap contracts, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended November 30, 2016, purchases and sales of investment securities (excluding short-term investments) aggregated $99,160,519 and $129,553,707, respectively.

For the year ended November 30, 2016, transactions for written options on interest rate swaps were as follows:

	Contract Amount	Premiums
Outstanding, beginning of period	900,000	$ 32,085
Options expired	(900,000)	(32,085)
Outstanding, end of period	—	$ —

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement. The management fee payable under the Investment Management Agreement is equal to an annual rate of 0.85% of the Fund's average weekly net assets, computed and accrued daily and payable monthly.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended November 30, 2016, the amount charged to the Fund by DSC aggregated $10,852, of which $2,718 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended November 30, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $16,781, of which $9,468 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Deutsche Central Cash Management Government Fund. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. Deutsche Central Cash Management Government Fund seeks maximum current income to the extent consistent with stability of principal.

E. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

F. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

G. Borrowings

During the period covered by the report, the Fund was party to a secured revolving line of credit with a commercial bank (the "Lender") in an amount up to $125,000,000 (the "Credit Facility"). The Credit Facility automatically renews for a six-month period on each day unless it is terminated by either party or not extended by the Lender in accordance with its terms.

Loans under the Credit Facility, at the option of the Fund and subject to certain conditions, typically bear interest with reference to LIBOR (a "LIBOR Loan") or, less frequently, with reference to a base rate (a "Base Rate Loan"). Each LIBOR Loan shall bear interest at a rate per annum equal to the applicable LIBOR rate (as defined in the Credit Facility) plus 0.85%. As a general matter, each Base Rate Loan shall bear interest at a rate per annum equal to the greatest of certain specified rates as set forth in the Credit Facility. In addition, a commitment fee was charged to the Fund on the unused portion of the credit lines and is included with "interest expense" in the Statement of Operations.

At November 30, 2016, under the Credit Facility, the outstanding loans balance was $73,000,000. The weighted average outstanding daily balance of all loans during the year ended November 30, 2016 was approximately $83,831,000, with a weighted average annualized borrowing cost of 1.59%. The borrowings were valued at cost, which approximates fair value.

Leverage involves risks and special considerations for the Fund's stockholders, including the likelihood of greater volatility of net asset value and market price of, and dividends on, the Fund's shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on such borrowings will reduce the return to stockholders; and the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Fund's shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund's shares.

Changes in the value of the Fund's portfolio will be borne by the stockholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, leverage will decrease (or increase) the net asset value per share to a greater extent than if leverage were not used. It is also possible that the Fund will be required to sell assets at a time when it would otherwise not do so, possibly at a loss, in order to meet payment obligations on borrowings to comply with asset coverage or other restrictions imposed by the Lender. The Fund is subject to certain restrictions on its investments, including asset coverage and portfolio composition requirements, under the terms of the Credit Facility. Such restrictions and covenants contained in the Credit Facility impose asset coverage and portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.

There is no assurance that the Fund's leveraging strategy will be successful.

H. Share Repurchases

The Board has authorized the Fund to effect periodic repurchases of its outstanding shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value. During the year ended November 30, 2016 and the year ended November 30, 2015, the Fund purchased 409,814 and 1,483,523 shares of beneficial interest on the open market at a total cost of $3,066,595 and $12,546,417 ($7.48 and $8.46 average per share), respectively. The average discount on these purchases, comparing the purchase price to the net asset value at the time of purchase, was 12.91% and 13.13%, respectively.

On September 11, 2015, the Fund announced that the Fund’s Board of Trustees extended the Fund’s existing open market share repurchase program for an additional 12-month period. On February 26, 2016, the Board announced an increase in the authorized share repurchase amount up to 10% of the Fund's outstanding shares of common stock. The Fund may continue to purchase outstanding shares of common stock in open-market transactions over the period from December 1, 2015 until November 30, 2016, when the Fund’s shares trade at a discount to net asset value. On September 21, 2016 the Fund announced that the Fund's Board of Trustees extended the Fund's existing repurchase program for an additional 12-month period. The Board’s authorization of the repurchase program extension follows the previous repurchase program, which commenced on December 1, 2015 and ran until November 30, 2016.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Deutsche Multi-Market Income Trust:

We have audited the accompanying statement of assets and liabilities of Deutsche Multi-Market Income Trust (the Fund), including the investment portfolio, as of November 30, 2016, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Multi-Market Income Trust at November 30, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts January 25, 2017

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Shareholder Meeting Results (Unaudited)

The Annual Meeting of Shareholders (the "Meeting") of Deutsche Multi-Market Income Trust (the "Fund") was held on September 30, 2016. At the close of business on July 20, 2016, the record date for the determination of shareholders entitled to vote at the Meeting, there were issued and outstanding 22,393,261.76 shares of the Fund’s beneficial interest, each share being entitled to one vote, constituting all of the Fund’s outstanding voting securities. At the Meeting, the holders of 11,974,719 shares of the Fund’s beneficial interest were represented in person or by proxy, constituting a quorum. The following matters were voted upon by the shareholders of the Fund.

1. To elect four Class II Trustees to the Board of Trustees of the Fund.

A majority of shares outstanding and entitled to vote were required to elect a Trustee (e.g., at least 11,196,631 shares).

None of the nominees received a sufficient number of votes to be elected. Therefore each of the four incumbent Class II Trustees (Henry P. Becton, Jr., Paul K. Freeman, William McClayton and Jean Gleason Stromberg) will continue to serve as a Class II Trustee until 2019 and until such time as his or her successor is elected and qualifies. The resulting votes are presented below:

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	5,036,407	583,610
Paul K. Freeman	5,158,722	461,294
William McClayton	5,033,761	586,255
Jean Gleason Stromberg	5,148,987	471,030
Arthur D. Lipson	6,229,094	125,608
Robert Ferguson	6,227,803	126,900
Matthew S. Crouse	6,215,728	138,974
Neil R. Chelo	6,216,428	138,724

John W. Ballantine, Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Richard J. Herring, Rebecca W. Rimel and William N. Searcy, Jr. are each a Class I or Class III Trustee whose term of office continued after the Meeting.

On October 5, 2016, Western Investment LLC ("Western") filed a shareholder action in the Massachusetts Superior Court for Suffolk County (the "Court") asserting both direct and derivative claims against and on behalf of the Fund, and against the Trustees of the Fund in connection with the contested election of Trustees at the Meeting. In its complaint, Western seeks, among other things, declaratory and injunctive relief (i) declaring the Fund’s by-law requiring trustees to be elected by a majority of outstanding shares inapplicable to contested elections and (ii) compelling the Fund to seat Western’s nominees on the Fund’s Board. On November 3, 2016, the Court denied Western’s motion for a preliminary injunction. On November 23, 2016, the Fund and the Trustees filed a motion to dismiss all of Western’s claims and a hearing on the motion to dismiss was held on December 22, 2016.

2. To consider a shareholder proposal requesting that the Board of Trustees of the Fund take the necessary steps to declassify the Board.

Approval of the proposal required the affirmative vote of a majority of the shares of the Fund outstanding and entitled to vote on the proposal (e.g., at least 11,196,631 shares). The proposal was not approved. The resulting votes are presented below:

Number of Votes:
For	Against	Abstain
8,649,157	2,955,645	369,914

Dividend Reinvestment and Cash Purchase Plan

The Board of Trustees of the Fund has established a Dividend Reinvestment and Cash Purchase Plan (the "Plan") for shareholders that elect to have all dividends and distributions automatically reinvested in shares of the Fund (each a "Participant"). DST Systems, Inc. (the "Plan Agent") has been appointed by the Fund’s Board of Trustees to act as agent for each Participant.

A summary of the Plan is set forth below. Shareholders may obtain a copy of the entire Dividend Reinvestment and Cash Purchase Plan by visiting the Fund’s Web site at deutschefunds.com or by calling (800) 294-4366.

If you wish to participate in the Plan and your shares are held in your own name, contact Deutsche AM Service Company (the "Transfer Agent") at P.O. Box 219066, Kansas City, Missouri 64121-9066 or (800) 294-4366 for the appropriate form. Current shareholders may join the Plan by either enrolling their shares with the Transfer Agent or making an initial cash deposit of at least $250 with the Transfer Agent. First-time investors in the Fund may join the Plan by making an initial cash deposit of at least $250 with the Transfer Agent. Initial cash deposits will be invested within approximately 30 days. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee in whose name your shares are held to determine whether and how you may participate in the Plan.

The Transfer Agent will establish a Dividend Investment Account (the "Account") for each Participant in the Plan. The Transfer Agent will credit to the Account of each Participant any cash dividends and capital gains distributions (collectively, "Distributions") paid on shares of the Fund (the "Shares") and any voluntary cash contributions made pursuant to the Plan. Shares in a Participant’s Account are transferable upon proper written instructions to the Transfer Agent.

If, on the valuation date for a Distribution, Shares are trading at a discount from net asset value per Share, the Plan Agent shall apply the amount of such Distribution payable to a Participant (less a Participant’s pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such Distribution) to the purchase on the open market of Shares for a Participant’s Account. If, on the valuation date for a Distribution, Shares are trading at a premium over net asset value per Share, the Fund will issue on the payment date, Shares valued at net asset value per Share on the valuation date to the Transfer Agent in the aggregate amount of the funds credited to a Participant’s Account. The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the Shares on the valuation date if the net asset value per Share of the Shares on the valuation date is less than 95% of the fair market value of the Shares on the valuation date. The valuation date will be the payment date for Distributions. Open-market purchases will be made on or shortly after the valuation date for Distributions, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law.

A Participant may from time to time make voluntary cash contributions to his or her Account in a minimum amount of $100 in any month (with a $36,000 annual limit) for the purchase on the open market of Shares for the Participant’s Account. Such voluntary contributions will be invested by the Plan Agent on or shortly after the 15th of each month and in no event more than 30 days after such dates, except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law. Voluntary cash contributions received from a Participant on or prior to the fifth day preceding the 15th of each month will be applied by the Plan Agent to the purchase of additional Shares as of that investment date. No interest will be paid on voluntary cash contributions held until investment. Consequently, Participants are strongly urged to ensure that their payments are received by the Transfer Agent on or prior to the fifth day preceding the 15th of any month. Voluntary cash contributions should be made in U.S. dollars and be sent by first-class mail, postage prepaid only to the following address (deliveries to any other address do not constitute valid delivery):

Deutsche Multi-Market Income Trust
Dividend Reinvestment and Cash Purchase Plan
c/o Deutsche AM Service Company
P.O. Box 219066
Kansas City, MO 64121-9066
(800) 294-4366

Participants may withdraw their entire voluntary cash contribution by written notice received by the Transfer Agent not less than 48 hours before such payment is to be invested.

The cost of Shares acquired for each Participant’s Account in connection with the Plan shall be determined by the average cost per Share, including brokerage commissions, of the Shares acquired. There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases.

The reinvestment of Distributions does not relieve the Participant of any tax that many be payable on the Distributions. The Transfer Agent will report to each Participant the taxable amount of Distributions credited to his or her Account. Participants will be treated for federal income tax purposes as receiving the amount of the Distributions made by the Fund, which amount generally will be either equal to the amount of the cash distribution the Participant would have received if the Participant had elected to receive cash or, for Shares issued by the Fund, the fair market value of the Shares issued to the Participant.

The Fund may amend the Plan at any time or times but, only by mailing to each Participant appropriate written notice at least 90 days prior to the effective date thereof except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority in which case such amendment shall be effective as soon as practicable. The Plan also may be terminated by the Fund.

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. A notice of withdrawal will be effective immediately following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten calendar days prior to the record date for the Distribution; otherwise such withdrawal will be effective after the investment of the current Distribution. When a Participant withdraws from the Plan, or when the Plan is terminated by the Fund, the Participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or, if a Participant so desires, the Transfer Agent will notify the Plan Agent to sell his or her Shares in the Plan and send the proceeds to the Participant, less brokerage commissions.

All correspondence and inquiries concerning the Plan, and requests for additional information about the Plan, should be directed to Deutsche AM Service Company at P.O. Box 219066, Kansas City, Missouri 64121-9066 or (800) 294-4366.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Multi-Market Income Trust’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services and administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s net asset value performance was in the 1st quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the five-year period, has equaled its benchmark in the three-year period and has underperformed its benchmark in the one-year period ended December 31, 2015. The Board noted that on July 13, 2016, it had approved the termination of the Fund, pursuant to which the Fund will make a liquidating distribution to shareholders no later than December 31, 2018.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s management fee is charged only with respect to net assets, while many of the funds in the peer group pay management fees based upon managed assets. The Board noted that the Fund’s total (net) operating expenses excluding certain investment related expenses and based on managed assets were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015). The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. The Board is divided into three classes of Board Members, Class I, Class II and Class III. At each annual meeting of shareholders of the Trust, the class of Board Members elected at such meeting is elected to hold office until the annual meeting held in the third succeeding year and until the election and qualification of such Board Member's successor, if any, or until such Board Member sooner dies, resigns, retires or is removed. The Board Members may also serve in similar capacities with other funds in the fund complex.

Class I Board Members were last elected in 2015 and will serve until the 2018 Annual Meeting of Shareholders. Class II Board Members were last elected in 2016 and will serve until the 2019 Annual Meeting of Shareholders. Class III Board Members were last elected in 2014 and will serve until the 2017 Annual Meeting of Shareholders. As previously noted, on July 13, 2016 the Board of Trustees approved the termination of the Fund, pursuant to which the Fund will make a liquidating distribution to shareholders no later than December 31, 2018.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Class I Chairperson since 2017,[2] and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	100	—
Kenneth C. Froewiss (1945) Class III Vice Chairperson since 2017,[2] Board Member since 2001, and Chairperson (2013– December 31, 2016)	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	100	—
John W. Ballantine (1946) Class III Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[3] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	100	Portland General Electric[3] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Class II Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	100	—
Dawn-Marie Driscoll (1946) Class III Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	100	—
Paul K. Freeman (1950) Class II Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	100	—
Richard J. Herring (1946) Class I Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	100	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Class II Board Member since 2004, and Vice Chairperson (2013– December 31, 2016)	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	100	—
Rebecca W. Rimel (1951) Class III Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[3] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	100	Director, Becton Dickinson and Company[3] (medical technology company) (2012– present); Director, BioTelemetry Inc.[3] (health care) (2009– present)
William N. Searcy, Jr. (1946) Class I Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	100	—
Jean Gleason Stromberg (1943) Class II Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	100	—

Officers[5]
Name, Year of Birth, Position with the Fund and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[9] (1972) President and Chief Executive Officer, 2013–present	Managing Director[4] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[4] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016)
Hepsen Uzcan[7] (1974) Vice President, since 2016 Assistant Secretary, 2013–present	Director,[4] Deutsche Asset Management
Paul H. Schubert[7] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[4] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[4] Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, since 2016	Director,[4] Deutsche Asset Management
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[4] Deutsche Asset Management; AML Compliance Officer, Deutsche AM Distributors, Inc.; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[4] Deutsche Asset Management
Jack Clark[8] (1967) Assistant Treasurer, 2007–present	Director,[4] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[4] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 Effective as of January 1, 2017.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Executive title, not a board directorship.

5 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 222 South Riverside Plaza, Chicago, IL 60606.

Additional Information

Automated Information Line	Deutsche AM Closed-End Fund Info Line (800) 349-4281
Web Site	deutschefunds.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Asset Management Attn: Secretary of the Deutsche Funds One Beacon Street Boston, MA 02108
Legal Counsel	Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	DST Systems, Inc. 333 W. 11th Street, 5th Floor Kansas City, MO 64105
Shareholder Service Agent and Transfer Agent	Deutsche AM Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company State Street Financial Center One Lincoln Street Boston, MA 02111
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings as of the month-end are posted on deutschefunds.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on deutschefunds.com.
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

NYSE Symbol	KMM
CUSIP Number	25160E 102

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock Exchange requirements, the Board believes that all members of the fund’s audit committee are financially literate, as such qualification is interpreted by the Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche Multi-market Income Trust
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended November 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2016	$72,137	$0	$7,588	$0
2015	$72,137	$0	$7,588	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended November 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2016	$0	$449,529	$0
2015	$0	$563,986	$2,350,151

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended November 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2016	$7,588	$449,529	$595,469	$1,052,586
2015	$7,588	$2,914,137	$880,336	$3,802,061

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2015 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, included provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury.

In connection with the audit of the 2016 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

1.)       In various communications beginning on April 20, 2016, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of the Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches did not and do not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.
•	EY advised the Fund’s Audit Committee that, in 2016, a pension plan for the Ernst & Young Global Limited (“EYG”) member firm in Germany (“EY Germany”), through one of its investment advisors, purchased an investment in an entity that may be deemed to be under common control with the Fund. EY informed the Audit Committee that this investment was inconsistent with Rule 2-01(c)(1)(i) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagement. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that the purchase was by EY Germany’s investment advisor without EY Germany’s permission, authorization or knowledge and EY Germany instructed its investment advisor to sell the shares of the entity that may be deemed to be under common control with the Fund immediately upon detection of the purchase and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.
•	EY advised the Fund’s Audit Committee that, in 2014, the EYG member firm in Spain (“EY Spain”) completed an acquisition of a small consulting firm that had a deposit account with an overdraft line of credit at the time of the acquisition with Deutsche Bank SA Espanola, which EY Spain acquired. EY informed the Audit Committee that having this line of credit with an entity that may be deemed to be under common control with the Fund was inconsistent with Rule 2-01(c)(1)(ii) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagements. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that that the credit line was terminated and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

Management and the Audit Committee considered these matters and, based solely upon EY’s description of the facts and the representations made by EY, believe that (1) these matters did not impact EY’s application of objective and impartial judgment with respect to all issues encompassed within EY’s audit engagements; and (2) a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

2.)       In various communications beginning on June 27, 2016, EY also informed the Audit Committee that EY had identified independence breaches where EY and covered persons maintain lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that these lending relationships are inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lenders are not able to impact the impartiality of EY or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser. In addition, the individuals at EY who arranged EY’s lending relationships have no oversight of, or ability to influence, the individuals at EY who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

3.)       In various communications beginning on January 25, 2017, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of the Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.
•	EY advised the Fund’s Audit Committee that, in 2015, the Ernst & Young Global Limited (“EYG”) member firm in Spain (“EY Spain”) provided a loaned staff service to Deutsche Bank AG, where a manager from EY Spain analyzed investment opportunities in Spain under the supervision of Deutsche Bank AG personnel. EY informed the Audit Committee that this loaned staff service where the EY professional temporarily acted as an employee of Deutsche Bank AG was inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagements. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team and did not involve services provided directly for the Fund. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

4.)       In various communications beginning on January 25, 2017, EY informed the Audit Committee that EY had identified an independence breach where a covered person maintains a lending relationship with an owner of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that this lending relationship is inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). The covered person’s lending relationship affects EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationship described above does not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lender is not able to impact the impartiality of EY or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of Paul K. Freeman (Chair), William McClayton (Vice Chair), Henry P. Becton, Jr., Richard J. Herring and John W. Ballantine.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Disclosure

The Fund is managed by a Team of investment professionals who collaborate to develop and implement the Fund’s investment strategy. Each Portfolio Manager on the Team has authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following individuals handle the day-to-day management of the Fund.

Gary Russell, CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the Fund.

•	Joined Deutsche Asset Management in 1996 and the Fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.
•	Prior to that, four years at Citicorp as a research analyst and structure of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
•	Head of US High Yield Bonds: New York.
•	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Thomas R. Bouchard, Director of Deutsche Asset Management and Portfolio Manager of the Fund.

•	Joined Deutsche Asset Management in 2006 with six years of industry experience, and the Fund in 2016.
•	Prior to joining, served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.
•	Portfolio Manager for High Yield Strategies: New York.
•	BS, University of Wisconsin – Madison; MBA in Finance, Boston College; MA in Strategic Studies from US Army War College.

Compensation of Portfolio Managers

The Advisor and its affiliates are part of the Deutsche Bank Group of companies. As employees of a company in the Deutsche Bank Group, portfolio managers are paid on a total compensation basis, which includes Fixed Pay (base salary) and Variable Compensation, as follows:

•	Fixed Pay (FP) is the key and primary element of compensation and reflects the value of the individual’s role and function within the organization. It rewards factors that an employee brings to the organization such as skills and experience, while reflecting regional and divisional (i.e. Deutsche Asset Management) specifics. FP levels play a significant role in ensuring competitiveness of the Advisor and its affiliates in the labor market, thus benchmarking provides a valuable input when determining FP levels.
•	Variable Compensation (VC) is a discretionary compensation element that enables the Advisor and its affiliates to provide additional reward to employees for their performance and behaviors, while reflecting Deutsche Bank Group affordability and the financial situation of Deutsche Bank AG (the “Bank”) and Deutsche Asset Management, the Bank’s asset management division. VC aims to:
•	Recognize that every employee contributes to the Bank’s success through the Deutsche Bank Group component of VC (Group Component),
•	Reflect individual performance through discretionary individual VC (Individual Component), and
•	Reward outstanding contributions at the junior levels through the discretionary Recognition Award.

Employee seniority as well as divisional and regional specifics determines which VC elements are applicable for a given employee and the conditions under which they apply. Both Group and Individual Components may be awarded in Bank shares or other share-based instruments and under deferral arrangements.

In general, each of the Advisor and its advisory affiliates seek to offer its investment professionals competitive short-term and long-term compensation based on continuous, above average, fund performance relative to the market. This includes measurement of short and long-term performance against industry and portfolio benchmarks. To evaluate its investment professionals in light of and consistent with the compensation principles set forth above, the Advisor and its affiliates review investment performance for all accounts managed in relation to the appropriate Morningstar peer group universe with respect to a fund, iMoneyNet peer group with respect to a money market fund or relevant benchmark index(es) set forth in the governing documents with respect to each other account type. The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining total compensation, the Advisor and its affiliates consider a number of quantitative, qualitative and other factors:

•	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the appropriate Morningstar peer group universe for a fund, or versus the appropriate iMoneyNet peer group for a money market fund or relevant benchmark index(es) set forth in the governing documents with respect to each other account type, taking risk targets into account) are utilized to measure performance.
•	Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.
•	Other factors (e.g. non-investment related performance, teamwork, adherence to compliance rules, risk management and "living the values" of the Advisor and its affiliates) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of Fund shares owned beneficially and of record by each member of the Fund’s portfolio management team as well as in all US registered Deutsche Funds advised by Deutsche Investment Management Americas Inc. (DIMA) as a group, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All Deutsche Fund Shares Owned
Gary Russell	-	$500,001-$1,000,000
Thomas R. Bouchard	-	$10,001-$50,000

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets. For Funds subadvised by subadvisors unaffiliated with DIMA, total assets of Funds managed may only include assets allocated to the portfolio manager and not the total assets of each Fund managed. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	14	$4,495,047,717	-	-
Thomas R. Bouchard	6	$1,825,175,996	-	-

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	-	-	-	-
Thomas R. Bouchard	-	-	-	-

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	4	$1,113,801,964	-	-
Thomas R. Bouchard	-	-	-	-

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•	Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.
•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.
•	In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.
•	The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

December 1 through December 31	219,272	$ 7.43	-	n/a
January 1 through January 31	128,130	$ 7.47	-	n/a
February 1 through February 28	41,783	$ 7.40	-	n/a
March 1 through March 31	7,429	$ 7.78	-	n/a
April 1 through April 30	2,900	$ 7.87	-	n/a
May 1 through May 31	-	$ -	-	n/a
June 1 through June 30	10,300	$ 8.03	-	n/a
July 1 through July 31		$ -	-	n/a
August 1 through August 31		$ -	-	n/a
September 1 through September 30		$ -	-	n/a
October 1 through October 31		$ -	-	n/a
November 1 through November 30		$ -	-	n/a

Total	409,814	$ 7.48	-	n/a

The Fund may from time to time repurchase shares in the open market.

On September 11, 2015, the Fund announced that the Fund’s Board of Trustees extended the Fund’s existing open market share repurchase program for an additional 12-month period. On February 26, 2016, the Board announced an increase in the authorized share repurchase amount up to 10% of the Fund's outstanding shares of common stock. The Fund may continue to purchase outstanding shares of common stock in open-market transactions over the period from December 1, 2015 until November 30, 2016, when the Fund’s shares trade at a discount to net asset value. On September 21, 2016 the Fund announced that the Fund's Board of Trustees extended the Fund's existing repurchase program for an additional 12-month period. The Board’s authorization of the repurchase program extension follows the previous repurchase program, which commenced on December 1, 2015 and ran until November 30, 2016.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by US mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Multi-Market Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	1/27/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	1/27/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	1/27/2017